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                                                             Exhibit 10(a)

                           PROTECTIVE LIFE CORPORATION
                           1997 PERFORMANCE SHARE PLAN


1. Purpose. The purpose of the Protective Life Corporation 1997 Performance Share Plan is to further the long-term growth in profitability of Protective Life Corporation by offering long-term incentives in addition to current compensation to those key executives who will be largely responsible for such growth.

2.   Certain Definitions.

     (a) "Award" means the award of Performance Shares to a Participant pursuant to the terms of the Plan.

     (b) "Award Period" means the period of calendar years fixed by the Committee with respect to all Awards with the same Date of Grant (but no more than five years) commencing with each Date of Grant, except that the Award Period for a recently hired Employee may be for such lesser period as determined by the Committee.

     (c) "Change in Control" is (i) a transaction or acquisition as identified in the Company's Rights Agreement, as in effect from time to time, (ii) the consummation of (A) any consolidation, merger or similar transaction or purchase of securities of the Company pursuant to which (x) the members of the Board of Directors of the Company immediately prior to such transaction, do not, immediately after the transaction, constitute a majority of the Board of Directors of the surviving entity or (y) the stockholders of the Company immediately preceding the transaction, do not, immediately after the transaction, own at least 50% of the combined voting power of the outstanding securities of the surviving entity, or (iii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company, including, without limitation, any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of Protective Life Insurance Company.

     (d) "Change in Control Price" means the greater of (i) the price per share of Common Stock immediately preceding any transaction resulting in a Change in Control or (ii) the highest price per share of Common Stock offered in conjunction with any transaction resulting in a Change in Control (as determined in good faith by the Committee if any part of the offered price is payable other than in cash).

     (e) "Committee" means the Compensation and Management Succession Committee of the Board (or such other committee of the Board that the Board shall designate from time to time) or any subcommittee thereof comprised of two or more directors each of whom is an "outside director" within the meaning of
Section 162(m) and a "non-employee director" within the meaning of Rule 16b-3, as promulgated under Section 16 of the Exchange Act.





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     (f) "Common Stock" means the common stock, par value $0.50 per share, of the Company.

     (g)  "Company" means Protective Life Corporation, a Delaware corporation.

     (h) "Date of Grant" means as of January 1 of any year in which an Award is made.

     (i) "Employee" means any person (including any officer) employed by the Company or any subsidiary on a full-time salaried basis.

     (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (k) "Executive Officer" shall mean those persons who are officers of the Company within the meaning of Rule 16a-1(f) of the Exchange Act.

     (l) "Fair Market Value" of the Common Stock means the average of the daily closing prices for a share of the Common Stock for the twenty trading days prior to the date of payment of Performance Shares for an Award Period or an Interim Period, as the case may be, on the Composite Tape for New York Stock Exchange - Listed Stocks, or, if the Common Stock is not listed on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on which the Common Stock is listed, or, if the Common Stock is not listed on any such Exchange, the average of the daily closing bid quotations with respect to a share of the Common Stock for such twenty trading days on the National Association of Securities Dealers, Inc., Automated Quotations System or any system then in use.

     (m) "Interim Period" means a period of calendar years chosen by the Committee commencing with any Date of Grant, which period is less than the Award Period commencing on the Date of Grant.

     (n) "Participant" means an Employee who is selected by the Committee to receive an Award under the Plan.

     (o)  "Performance Share" means the equivalent of one share of Common Stock.

     (p) "Plan" means the Protective Life Corporation 1997 Performance Share Plan as set forth herein and as may be amended from time to time.

     (q) "Section 162(m)" means Section 162(m) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

3.   Administration of the Plan.

     The Plan shall be administered by the Committee which, subject to the provisions of the Plan, shall have the authority to select the Employees who are to participate in the Plan, to determine the Award to be made to each Employee selected to participate in the Plan, and to determine the conditions subject to which Awards will become payable under the Plan.



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     The Committee  shall have full power to  administer  and interpret the Plan and to adopt such rules and regulations consistent with the terms of the Plan as the Committee deems necessary or advisable in order to carry out the provisions of the Plan. Except as otherwise provided in the Plan, the Committee's interpretation and construction of the Plan and its determination of any conditions applicable to Performance Share Awards or the reasons for any
terminations   of   Participants   shall  be  conclusive   and  binding  on  all
Participants.

     In  connection  with its  determination  as to the  payment of  Performance
Shares, the Committee has full discretion to adjust performance criteria to recognize special or nonrecurring situations or circumstances for the Company, or any other corporation, for any year.

     The Committee may employ such legal counsel, consultants and agents (including counsel or agents who are employees of the Company or a Subsidiary) as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant or agent and any computation received from such consultant or agent. All expenses incurred in the administration of the Plan, including, without limitation, for the engagement of any counsel, consultant or agent, shall be paid by the Company. No member or former member of the Board or the Committee shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan other than as a result of such individual's willful misconduct.

     The Plan shall be unfunded. Benefits under the Plan shall be paid from the general assets of the Company.

4. Participation. Participants in the Plan shall be selected by the Committee from those Employees who,in the estimation of the Committee, have a substantial opportunity to influence the long-term profitability of the Company.

5.   Performance Share Awards.

     (a) After appropriate approval of the Plan, and thereafter from time to time, the Committee shall select Employees to receive Awards in any year as of the Date of Grant. Any Employee may be granted more than one Award under the Plan, but no Employee may earn, in the aggregate, more than 50% of the Performance Shares which are the subject of this Plan. Awards of Performance Shares hereunder shall not be made unless any such Award is in compliance with all applicable law.


     (b) No Participant shall be entitled to receive any dividends or dividend equivalents on Performance Shares; with respect to any Performance Shares, no Participant shall have any voting or any other rights of a Company stockholder; and no Participant shall have any interest in or right to receive any shares of Common Stock prior to the time when the Committee determines the form of payment of Performance Shares pursuant to Section 6.

     (c) Payment of the Award to any Participant shall be made in accordance with Section 6 and shall be subject to such conditions for payment as the Committee may prescribe. The Committee may prescribe different conditions for different Participants. Such conditions may be expressed in terms


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of income per share, return on equity, economic value added, total return, sales or revenues, or on other reasonable bases. Unless the Committee otherwise determines at the time of grant of Performance Shares to an Executive Officer, the performance objectives with respect to such Award shall be related to at least one of the following criteria, which may be determined solely by reference to the performance of the Company or a division or subsidiary or based on comparative performance relative to other companies: (i) income per share, (ii) return on equity, (iii) economic value added, (iv) total return, (v) sales or revenues, or (vi) other reasonable bases; provided that to the extent the Committee determines that it is necessary to qualify compensation under Section 162(m), the performance criteria shall be based on one or more of the criteria listed in (i) through (v) above. The Committee may prescribe conditions such that payment of an Award may be made with respect to a number of shares of Common Stock that is greater than the number of Performance Shares awarded. Except to the extent otherwise expressly provided herein, the Committee may, at any time and from time to time, change the performance objectives applicable with respect to any Performance Shares to reflect such factors, including, without limitation, changes in a Participant's duties or responsibilities or changes in business objectives (e.g., from corporate to subsidiary or division
performance  or  vice  versa),   as  the  Committee   shall  deem  necessary  or
appropriate. In making any such adjustment, the Committee shall adjust the number of Performance Shares or take other appropriate actions to prevent any enlargement or diminution of the Participant's rights related to service
rendered  and  performance   attained  prior  to  the  effective  date  of  such
adjustment.

     (d) Each Award shall be made in writing and shall set forth the terms and conditions set by the Committee for payment of such Award including, without limitation, the length of the Award Period and whether there will be an Interim Period with respect to the Award and if so, the length of the Interim Period.

6.   Payment of Performance Share Awards.

     Each Participant granted an Award shall be entitled to payment of the Award as of the close of the Award Period applicable to such Award, but only if and after the Committee has determined that the conditions for payment of the Award set by the Committee have been satisfied. At the time of grant of each Award, the Committee shall decide whether there will be an Interim Period. If the Committee determines that there shall be an Interim Period for the Award to any Participant, each such Participant granted an Award with an Interim Period shall be entitled to partial payment on account thereof as of the close of the Interim Period, but only if and after the Committee has determined that the conditions for partial payment of the Award set by the Committee have been satisfied. Performance Shares paid to a Participant for an Interim Period may be retained by the Participant and shall not be repaid to the Company, notwithstanding that based on the conditions set for payment at the end of the Award Period such Participant would not have been entitled to payment of some or any of his Award. Any Performance Shares paid to a Participant for the Interim Period during an Award Period shall be deducted from the Performance Shares to which such Participant is entitled at the end of the Award Period.

     Unless otherwise directed by the Committee, payment of Awards shall be made, as promptly as possible, by the Company after the determination by the Committee that payment has been earned. Unless otherwise directed by the Committee, all payments of Awards to Participants shall be made partly in shares of Common Stock and partly in cash, with the cash portion being approximately


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equal to the amount of federal,  state, and local taxes which the  Participant's employer is required to withhold on account of said payment. The Committee, in its discretion, may provide for payment of cash and distribution of shares of Common Stock in such other proportions as the Committee deems appropriate, except and provided that the Committee must pay in cash an amount equal to the federal, state, and local taxes which the Participant's employer is required to withhold on account of said payment. There shall be deducted from the cash portion of all Awards all taxes to be withheld with respect to such Awards.

     For payment of each Award, the number of shares of Common Stock to be distributed to Participants shall equal the Fair Market Value of the total Performance Shares determined by the Committee to have been earned by the Participant less the portion of the Award that was paid in cash divided by the Fair Market Value of a Performance Share. To the extent that shares of Common Stock are available in the treasury of the Company on the date payment is to be made, such shares may be issued in payment of Awards.

7.   Death or Disability.

     If, prior to the close of an Award Period, a Participant's employment terminates by reason of his death, or his total and permanent disability (as determined under the Company's Pension Plan), payment of his outstanding Award or Awards shall be made as promptly as possible after death or the date of the determination of total and permanent disability, and the number of Performance Shares to be paid shall be computed as follows: First, determine (based on the conditions set by the Committee for payment of Awards for the subject Award Period) the number of Performance Shares that would have been paid if each subject Award Period had ended on the December 31st immediately preceding the date of death or the date of determination of total and permanent disability. Then, multiply each above-determined number by a fraction, the numerator of which is the number of months during the subject Award Period that the Participant was an active Employee, and the denominator of which is the number of months in the Award Period. This product shall be reduced by any Performance Shares for which payment has been made with respect to any Interim Period during each Award Period. In this instance, the Fair Market Value of the Common Stock shall be based on the twenty days immediately preceding the date of death or the date of the determination of total and permanent disability. Except as provided in Section 23, payments for Awards awarded in the year employment terminates shall be paid at the same percentage as the Award awarded in the year immediately preceding the year of death or disability.

8.   Retirement Prior to Close of Award Period.

     Unless otherwise determined by the Committee, if, prior to the close of an Award Period, a Participant's employment terminates by reason of his retirement on or after his normal retirement date (as determined under the Company's Pension Plan) or prior to his normal retirement date if such retirement was at the request of his employer, payment of the Participant's outstanding Award or Awards will be made as promptly as possible after such retirement and such payment shall be computed in the same manner as in Section 7, using the effective date of retirement in place of the date of death or determination of total and permanent disability.




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9.   Termination Under Certain Circumstances.

     If, prior to the close of an Award Period, a Participant's employment terminates by reason of (i) his retirement prior to his normal retirement date (as determined under the Company's Pension Plan) and such retirement was at the request of the Participant and approved by his employer, (ii) the divestiture by the Company of one or more of its business segments or a significant portion of the assets of a business segment, or (iii) a significant reduction by the
Company in its salaried work force, the determination of whether such Participant shall receive payment of his outstanding Award or Awards shall be within the exclusive discretion of the Committee. Payment, if any, of his Award or Awards to such Participant shall be made as promptly as possible after one of the events described in subsections (i), (ii), and (iii) of this Section 9 occurs and the amount of such payment shall be computed in the same manner as in
Section 7, using the effective date that such event occurs in place of the date or determination of total and permanent disability.

10.  Voluntary Termination or Discharge.

     If, prior to the close of an Award Period, a Participant's status as an Employee terminates and there is no payment due under the terms of Sections 7, 8, 9, 20, or 21, all of such Participant's outstanding Performance Shares shall forthwith and automatically be cancelled and all rights of the former holder of such cancelled Performance Shares in respect to such cancelled Performance Shares shall forthwith terminate.

11.  Limitation on Awards and Payments.

     The maximum number of Performance Shares which may be earned under the Plan shall not exceed an aggregate of 2,000,000 (except as adjusted in accordance with Section 18). If any Performance Shares awarded under the Plan are not paid because of death, total and permanent disability, retirement, voluntary termination, discharge, or cancellation or because they lapse when conditions to their payment are not met, they shall thereupon become available again for award under the Plan.

12.  Term of Plan.

     This Plan shall be effective January 1, 1997, subject to the approval of this Plan by stockholders of the Company at the Annual Meeting of Stockholders to be held May 5, 1997 or any adjournment thereof. The Board of Directors of the Company may terminate the Plan at any time. If not sooner terminated, the Plan will expire on the date on which all of the Performance Shares subject to award under the Plan have been paid, but no grant of Awards may be made after December 31, 2006. Termination or expiration shall not adversely affect any right or obligation with respect to an Award theretofore made.

13.  Cancellation of Performance Shares.

     With the written consent of a Participant holding Performance Shares granted to him under the Plan, the Committee may cancel such Performance Shares. In the event of any such cancellation,


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all rights of the former holder of such cancelled  Performance Shares in respect to such cancelled Performance Shares shall forthwith terminate.

14.  No Assignment of Interest.

     The interest of any Participant in the Plan shall not be assignable, either by voluntary assignment or by operation of law, and any assignment of such interest, whether voluntary or by operation of law, shall render the Award void, except that cash or shares of Common Stock payable under the Plan shall be transferable by testamentary will or by the laws of descent and distribution. All shares of Common Stock paid pursuant to this Plan are to be taken subject to an investment representation by the Participant or other recipient that any such shares are acquired for investment and not with a view to distribution and that such shares shall not be transferred or sold until registered in compliance with the Securities Act of 1933 or unless an exemption therefrom is available in the opinion of the General Counsel for the Company.

15.  Designation of Beneficiary.

     Each Participant may designate a beneficiary or beneficiaries (which beneficiary may be an entity other than a natural person) to receive any payments which may be made following the Participant's death. Such designation may be changed or canceled at any time without the consent of any such beneficiary. Any such designation, change or cancellation must be made in a form approved by the Committee and shall not be effective until received by the Committee. If no beneficiary has been named, or the designated beneficiary or beneficiaries shall have predeceased the Participant, the beneficiary shall be the Participant's spouse or, if no spouse survives the Participant, the Participant's estate. If a Participant designates more than one beneficiary, the rights of such beneficiaries shall be payable in equal shares, unless the Participant has designated otherwise.

16.  Employment Rights.

     An Award made under the Plan shall not confer any right on the Participant to continue in the employ of the Company or any subsidiary or limit in any way the right of his employer to terminate his employment at any time.

17.  Expenses.

     The expenses of administrating the Plan shall be borne by the Company.

18.  Dilution, Recapitalization, and Other Adjustments.

     In case the Company shall at any time issue any shares of Common Stock (i) in a stock split or other increase of outstanding shares of Common Stock, by reclassification or otherwise, whereby the par value of shares is reduced, or
(ii) in payment of a stock dividend, the number of Performance Shares which have been awarded but not paid and the maximum number of Performance Shares which may be earned under the Plan (see Section 11) shall be increased proportionately; and in like manner, in case of any combination of shares of Common Stock, by a reverse stock split, reclassification or otherwise, the number of Performance Shares which have been awarded but not


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paid, and the maximum number of Performance Shares which may be earned under the
Plan, shall be reduced proportionately.

19.  Amendment and Termination of the Plan.

     The Board of Directors of the Company may amend, suspend or terminate the Plan at any time; provided, however, that no amendment may, without stockholder approval, change the definition of Performance Share.

20.  Plan Termination.

     The Board of Directors may terminate the Plan at any time in their discretion and in such event no Awards shall be made after the date of such Plan Termination.

     Payment of all Awards outstanding at the date of Plan Termination shall be made as promptly as possible after such date and payment of each such Award shall be computed in the same manner as in Section 7 using the effective date of Plan Termination in place of the date of death or the date of the determination of total and permanent disability, except that the Common Stock will be priced at Fair Market Value based on the twenty trading days immediately preceding the date of Plan Termination.

21.  Change in Control.

     In the event of a Change of Control, the Plan will automatically terminate and each participant shall be deemed to have earned Performance Shares with respect to each of his Awards outstanding at the date of such Change in Control. The number of Performance Shares so earned shall be computed by determining (based on the conditions set by the Committee for payment of Awards for the subject Award Period) the number of Performance Shares that would have been paid if each subject Award Period had ended on the December 31st immediately preceding the Change of Control provided that in no event shall the number of Performance Shares earned be less than the aggregate number of Performance Shares at the target performance level (as identified in the applicable award letter) with respect to all such Awards. Awards granted in the year of the Change of Control shall be earned at the same percentage as Awards granted in the year preceding the year of the Change of Control. Each Performance Share so earned shall be canceled in exchange for an immediate payment in cash of an amount equal to the Change in Control Price.

22.  Construction.

     The use of the masculine gender herein shall be deemed to refer to the feminine as well. All headings are included for convenience of reference and shall not be deemed a part of this Plan.

23.  Interpretation.

     Notwithstanding anything else contained in this Plan to the contrary, if any award of Performance Shares is intended, at the time of grant, to be other performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code, to the extent required to so qualify any Award


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hereunder,  (i) the Committee  shall not be entitled to exercise any  discretion otherwise authorized under this Plan with respect to such award if the ability to exercise such discretion (as opposed to the exercise of such discretion)
would   cause  such  award  to  fail  to  qualify  as  other   performance-based
compensation and (ii) in the event that an Executive Officer's employment terminates by reason of his retirement on or after his normal retirement date or prior to his normal retirement date if such retirement was at the request of his employer, the payment, if any, with respect to any Performance Shares awarded since the December 31st immediately preceding the date of termination shall be made as promptly as possible after the end of the year in which such termination occurs and the number of Performance Shares to be paid shall be equal to that percentage, if any, of such Award that would have been earned if, based on the conditions set by the Committee for payment of Awards for the subject Award Period, the subject Award Period had ended as of December 31 of the year in which the termination occurred, times a fraction, the numerator of which is the number of months during the subject Award Period that the Participant was an active Employee, and the denominator of which is the number of months in the Award Period.